                                   EXHIBIT 11



                           SCHEDULE OF COMPUTATION OF
                            NET INCOME PER SHARE AND
                          DILUTED NET INCOME PER SHARE

                           ALBANY INTERNATIONAL CORP.
                                   EXHIBIT 11
SCHEDULE OF COMPUTATION OF NET INCOME PER SHARE AND DILUTED NET INCOME PER SHARE

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


                                                                FOR THE THREE MONTHS                   FOR THE YEARS
                                                                 ENDED DECEMBER 31,                  ENDED DECEMBER 31,
                                                             1998 (1)          1997 (1)            1998 (1)           1997 (1)
                                                          ---------------   ---------------     ---------------    ---------------
Net (loss)/income                                                 ($945)           $13,281             $31,772            $49,059
                                                          ---------------   ---------------     ---------------    ---------------
                                                          ---------------   ---------------     ---------------    ---------------

Weighted average number of                                    29,597,857        31,835,440          30,464,208         31,678,217
shares

   Effect of potentially dilutive securities:
     Stock options (2)                                           110,988           461,893             334,128            426,445

                                                          ---------------   ---------------     ---------------    ---------------
Weighted average number shares,
   including the effect of                                    29,708,845        32,297,333          30,798,336         32,104,662
   potentially dilutive securities
                                                          ---------------   ---------------     ---------------    ---------------
                                                          ---------------   ---------------     ---------------    ---------------

Net (loss)/income per share                                      ($0.03)             $0.42               $1.04              $1.55
                                                          ---------------   ---------------     ---------------    ---------------
                                                          ---------------   ---------------     ---------------    ---------------

Diluted net (loss)/income per share                              ($0.03)             $0.41               $1.03              $1.53
                                                          ---------------   ---------------     ---------------    ---------------
                                                          ---------------   ---------------     ---------------    ---------------




Calculation of Weighted Average Number of Shares (3):


                                                                                       WEIGHTED AVERAGE SHARES
                                                                          -----------------------------------------------
                                                          DAYS            FOR THE THREE MONTHS         FOR THE YEARS
                                    SHARES       ----------------------    ENDED DECEMBER 31,        ENDED DECEMBER 31,
           ACTIVITY             OUTSTANDING (1)  YEAR TO DATE   QUARTER     1998         1997        1998          1997
--------------------------      ---------------  ------------   -------   ----------   ---------   ----------    --------
             1997

Beginning balance                31,385,434           1                                                            85,987
Options - 200 shares             31,385,640           1                                                            85,988
Options - 3,600 shares           31,389,348           3                                                           257,995
Options - 10,000 shares          31,399,651           1                                                            86,026
Options - 900 shares             31,400,578           1                                                            86,029
Options - 5,000 shares           31,405,729          19                                                         1,634,819
Treasury shares - 57,500         31,346,491           3                                                           257,642
Options - 37,300 shares          31,384,918           1                                                            85,986
ESOP shares - 12,002             31,397,283           3                                                           258,060
Options - 20,000 shares          31,417,888           4                                                           344,306
Options - 5,000 shares           31,423,039           5                                                           430,453
Options - 27,000 shares          31,450,855           1                                                            86,167
Options - 1,400 shares           31,452,297           1                                                            86,171
Options - 28,600 shares          31,481,762           4                                                           345,006
Options - 10,000 shares          31,492,064          10                                                           862,796
ESOP shares - 58,773             31,552,613          31                                                         2,679,811
ESOP shares - 12,126             31,565,106           2                                                           172,959
Options - 1,800 shares           31,566,960          19                                                         1,643,212
Directors shares - 2,922         31,569,971           9                                                           778,438
ESOP shares - 12,380             31,582,725           1                                                            86,528
Treasury shares - 4,400          31,578,192          30                                                         2,595,468
ESOP shares - 12,193             31,590,753           9                                                           778,950
Options - 2,500 shares           31,593,329           3                                                           259,671
Options - 17,900 shares          31,611,770           1                                                            86,608
Options - 10,200 shares          31,622,278           5                                                           433,182
Options - 8,700 shares           31,631,241           1                                                            86,661
Options - 19,200 shares          31,651,022           6                                                           520,291
Options - 5,000 shares           31,656,173           1                                                            86,729
Options - 14,000 shares          31,670,596           4                                                           347,075
ESOP shares - 11,243             31,682,179          22                                                         1,909,611
Options - 5,100 shares           31,687,433           2                                                           173,630
Options - 22,000 shares          31,710,098           1                                                            86,877
Options - 60,000 shares          31,771,911           6                                                           522,278
Options - 26,800 shares and
ESOP shares - 10,555             31,810,395           1                                                            87,152
Options - 600 shares             31,811,013           4                                                           348,614


                           ALBANY INTERNATIONAL CORP.
                                   EXHIBIT 11
SCHEDULE OF COMPUTATION OF NET INCOME PER SHARE AND DILUTED NET INCOME PER SHARE

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)


Options - 16,800 shares          31,828,321           1                                                            87,201
Options - 1,000 shares           31,829,352           1                                                            87,204
Options - 1,000 shares           31,830,382           1                                                            87,207
Options - 12,500 shares          31,843,260           4                                                           348,967
Options - 2,500 shares           31,845,835           2                                                           174,498
Options - 500 shares             31,846,350           4                                                           349,001
Options - 1,800 shares           31,848,205           1                                                            87,255
Options - 800 shares             31,849,029           1                                                            87,258
Options - 3,400 shares           31,852,532           2                                                           174,534
Options - 1,800 shares           31,854,386           3                                                           261,817
Options - 4,300 shares           31,858,816           1                                                            87,284
Options - 1,800 shares           31,860,670           5                                                           436,448
ESOP shares - 9,406              31,870,361           2                                                           174,632
Options - 1,000 shares           31,871,391           1                                                            87,319
Options - 600 shares             31,872,009           1                                                            87,321
Options - 1,000 shares           31,873,039           1                                                            87,323
Options - 4,400 shares           31,877,572           6                                                           524,015
Options - 1,000 shares           31,878,602           1                                                            87,339
Options - 8,300 shares           31,887,153           3                                                           262,086
Options - 5,300 shares           31,892,614          15                                                         1,310,655
ESOP shares - 10,061             31,902,979          17             16                 5,548,344                1,485,892
Options - 2,400 shares           31,905,451          14             14                 4,855,177                1,223,771
ESOP shares - 11,876             31,917,686          13             13                 4,510,108                1,136,794
Treasury shares - 20,000         31,897,082           6              6                 2,080,244                  524,336
Treasury shares - 27,200         31,869,059           5              5                 1,732,014                  436,562
Treasury shares - 35,600         31,832,383           1              1                   346,004                   87,212
Treasury shares - 40,000         31,791,174           5              5                 1,727,781                  435,496
ESOP shares - 10,752             31,802,251          10             10                 3,456,766                  871,295
Treasury shares - 50,000         31,750,740           7              7                 2,415,817                  608,918
Options - 2,500 shares           31,753,316           2              2                   690,289                  173,991
Treasury shares and options -
     26,600 shares               31,725,912           3              3                 1,034,541                  260,761
Treasury shares and options -
     46,500 shares               31,678,006           1              1                   344,326                   86,789
Treasury shares - 49,000         31,627,525           1              1                   343,777                   86,651
Treasury shares - 1,000          31,626,495           2              2                   687,532                  173,296
Treasury shares - 200            31,626,289           5              5                 1,718,820                  433,237
ESOP shares - 11,882             31,638,530           1              1                   343,897                   86,681
                                                                                      ----------               ----------
            Totals                                                                    31,835,440               31,678,217
                                                                                      ----------               ----------
                                                                                      ----------               ----------

             1998
Beginning balance                31,638,530           8                                               693,447
Treasury shares - 5,000          31,633,379           6                                               520,001
Options - 2,500 shares           31,635,954           1                                                86,674
Treasury shares - 411,100        31,212,429           7                                               598,595
Treasury shares - 400,000        30,800,339           7                                               590,691
Treasury shares - 13.700         30,786,224           1                                                84,346
ESOP shares - 12,783             30,799,394          25                                             2,109,548
Treasury shares - 26,000         30,772,608           3                                               252,926
ESOP shares - 41,378             30,815,237          13                                             1,097,529
Options - 600 shares             30,815,855           5                                               422,135
Options - 20,000 shares          30,836,459           9                                               760,351
Options - 8,000 shares           30,844,701           4                                               338,024
Options - 9,500 shares and
     ESOP shares - 10,011        30,864,802           2                                               169,122
Options - 4,400 shares           30,869,335           1                                                84,574
Options - 8,000 shares           30,877,577           3                                               253,788
Options - 16,600 shares          30,894,678          15                                             1,269,644
Options - 1,600 shares           30,896,327           3                                               253,942
Options - 5,400 shares           30,901,890           4                                               338,651
Options - 1,500 shares           30,903,435           2                                               169,334
ESOP shares - 10,443             30,914,194           1                                                84,696



Options - 500 shares             30,914,709          10                                               846,978
Options - 7,400 shares           30,922,333           4                                               338,875
Directors shares - 2,004         30,924,397           4                                               338,898
Options - 600 shares             30,925,015           1                                                84,726
Options - 3,000 shares           30,928,106           2                                               169,469
Options - 1,200 shares           30,929,342           5                                               423,690
Options - 600 shares             30,929,961           4                                               338,958
ESOP shares - 9,096              30,939,331           3                                               254,296
Options - 10,000 shares          30,949,634           2                                               169,587
Options - 10,000 shares          30,959,936           3                                               254,465
Options - 2,500 shares           30,962,512           1                                                84,829
Options - 500 shares             30,963,027           9                                               763,472
Options - 3,000 shares           30,966,117           1                                                84,839
Treasury shares - 6,900          30,959,009           3                                               254,458
Options - 550 shares             30,959,575           3                                               254,462
Treasury shares - 120,000        30,835,948           5                                               422,410
ESOP shares - 11,371             30,848,049          22                                             1,859,334
Treasury shares - 72,200         30,774,037           1                                                84,312
Treasury shares - 33,700         30,739,491           1                                                84,218
Treasury shares - 50,000         30,688,236           7                                               588,542
ESOP shares - 13,945             30,702,531           4                                               336,466
Treasury shares - 52,000         30,649,226           3                                               251,911
Treasury shares - 64,800         30,582,800           4                                               335,154
Treasury shares - 7,800          30,574,804           2                                               167,533
Treasury shares - 63,700         30,509,505           4                                               334,351
Treasury shares - 16,800         30,492,283           2                                               167,081
Treasury shares - 60,000         30,430,777           1                                                83,372
Treasury shares - 14,400         30,416,016           1                                                83,332
Treasury shares - 50,000         30,364,761           5                                               415,956
Treasury shares - 40,100         30,323,654           1                                                83,079
Treasury shares - 5,000          30,318,529           4                                               332,258
ESOP shares - 13,856             30,332,733           2                                               166,207
Treasury shares - 36,000         30,295,829           1                                                83,002
Treasury shares - 152,000        30,140,014           1                                                82,575
Treasury shares - 200,000        29,934,994           5                                               410,068
Treasury shares - 100,000        29,832,484           1                                                81,733
Treasury shares - 15,000         29,817,107           5                                               408,454
Treasury shares - 35,000         29,781,229           1                                                81,592
Treasury shares - 44,900         29,735,202           9                                               733,197
Treasury shares - 63,600         29,670,005           5                                               406,438
ESOP shares - 14,678             29,686,322           1                                                81,332
Treasury shares - 102,500        29,581,772          30             30    9,646,230                 2,431,378
ESOP shares - 16,039             29,598,132          30             30    9,651,565                 2,432,723
ESOP shares - 13,789             29,612,196          31             31    9,978,023                 2,515,008
ESOP shares - 15,612             29,627,670           1              1      322,040                    81,172

                                                                         ----------                ----------
            Totals                                                       29,597,857                30,464,208
                                                                         ----------                ----------
                                                                         ----------                ----------



(1) Includes Class A and Class B Common Stock

(2) Incremental shares of unexercised options are calculated based on the average price of the Company's stock for the respective period. The calculation includes all options that are dilutive to earnings per share.

(3) Weighted average number of shares have been retroactively restated to reflect the stock dividends issued on July 3, 1998 (0.5%), October 5, 1998 (0.5%) and January 6, 1999 (2.0%). Each change in the total share balance is comprised of the transaction noted plus the retroactive effect of the stock dividends.